SUBSEQUENT EVENTS (Details Narrative) - Subsequent Event [Member] - USD ($)	1 Months Ended
	Feb. 28, 2025	Mar. 28, 2025
Terminated short-Term Investments		$ 27,156,977
Amount paid in Cash consideration		$ 22,400,000
Bomie Wookoo [Member]
Share purchase agreement description	the Company agreed to acquire 102 shares of common stock of BW, representing 51% equity interest from BW’s stockholders for a total consideration of $22,440,000 in cash. The transaction was closed on March 28, 2025 with the approval of the Company’s shareholders. On the same date, the Company made the payment of an aggregate of $22,440,000 in cash to the stockholders
Number of shares acquired, shares	102
Number of shares acquire, amount	$ 22,440,000